                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November    , 2004
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                          MORGAN STANLEY CAPITAL I INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                   333-104283                13-3291626
(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
       Incorporation)                                    Identification Number)

                                  1585 Broadway
                                    2nd Floor
                            New York, New York 10036
                          (principal executive offices)
       Registrant's telephone number, including area code (212) 761-4000

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Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange
Act (17 CFR 240.14e-4(c))

Section 8 Other Events

Item 8.01 Other Events

         On July 29, 2004, a single series of certificates, entitled Morgan
Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series
2004-TOP15 (the "Certificates"), was issued pursuant to a Pooling and Servicing
Agreement dated as of July 1, 2004 (the "Pooling and Servicing Agreement") by
and among Morgan Stanley Capital I Inc., as depositor (the "Depositor"), Wells
Fargo Bank, National Association, as master servicer (the "Master

Servicer"), ARCap Servicing, Inc., as special servicer (the "Special Servicer"),
LaSalle Bank National Association, as trustee (the "Trustee"), ABN AMRO Bank
N.V., as fiscal agent (the "Fiscal Agent), and Wells Fargo Bank, National
Association, as paying agent and certificate registrar (the "Paying Agent and
Certificate Registrar"). The Certificates were issued in twenty-two classes. The
Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

         The exhibit hereto updates the Pooling and Servicing Agreement that was filed as Exhibit 4.1 by the Depositor with the Commission under the Current
Report on Form 8-K bearing a Date of Report of July 1, 2004. The exhibit hereto supersedes and is deemed to be substituted for the Pooling and Servicing
Agreement that was filed as Exhibit 4.1 by the Depositor with the Commission under the Current Report on Form 8-K bearing a Date of Report of July 1, 2004.

Section 9 Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

          (a) Financial Statements of Business Acquired Not applicable.

          (b) Pro Forma Financial Information Not applicable.

          (c) Exhibits:

Exhibit No.       Description
-----------       -----------
4.1               Pooling and Servicing Agreement dated as of July 1, 2004,
                  among the Depositor, the Master Servicer, the Special
                  Servicer, the Trustee, the Fiscal Agent, the Paying Agent and
                  Certificate Registrar.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November    , 2004
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MORGAN STANLEY CAPITAL I INC.

By:  /s/ Warren Friend
     ---------------------------------
     Name:  Warren Friend
     Title: Executive Director

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